UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21506

Name of Fund:  Capital and Income Strategies Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Capital and Income Strategies Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/05

Date of reporting period: 01/01/05 - 06/30/05

Item 1 -   Report to Stockholders


Capital and Income
Strategies Fund, Inc.


Semi-Annual Report
June 30, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


Capital and Income Strategies Fund, Inc. seeks to provide shareholders with current income and capital appreciation. The Fund seeks to achieve its investment objectives by investing in a portfolio of equity and debt securities of U.S. and foreign issuers.


This report, including the financial information herein, is transmitted to shareholders of Capital and Income Strategies Fund, Inc. for their information. It is not a prospectus. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.


A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Capital and Income Strategies Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



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Capital and Income Strategies Fund, Inc.


The Benefits and Risks of Leveraging


Capital and Income Strategies Fund, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest or dividend rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.


Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.



Portfolio Information as of June 30, 2005


                                               Percent of
                                                 Total
Asset Mix                                     Investments

Common Stocks                                     56.3%
Fixed Income Securities                           18.5
Preferred Stocks                                  18.5
Capital Trusts                                     3.8
Trust Preferred                                    1.2
Other*                                             1.7

* Includes portfolio holdings in short-term investments and options.



CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2005



A Letter From the President


Dear Shareholder

The financial markets continued to face a number of crosscurrents over the past several months. On June 30, 2005, the Federal Reserve Board (the Fed) increased the federal funds rate for the ninth consecutive time since June 2004, bringing the target short-term interest rate to 3.25%. During the same week, first quarter 2005 U.S. gross domestic product growth was revised upward to 3.8% - behind the 4.4% annualized growth rate recorded for all of 2004 but ahead of many economists' expectations. Signs of a slowing economy, coupled with easing inflationary fears, have prompted some observers to believe that the Fed may soon end its monetary tightening campaign.

After ending 2004 in a strong rally, U.S. equity markets have struggled to record meaningful gains in 2005. Continued high oil prices and Fed interest rate hikes have exerted downward pressure on stocks. Offsetting this somewhat have been surprisingly strong corporate earnings and lower long-term bond yields. Outside U.S. borders, results have been mixed. Several European markets have been performing well despite ongoing economic problems. In Asia, many markets have benefited from higher economic growth rates and relatively attractive valuations, although Japanese stocks have struggled as a result of slowing exports and high oil prices.

In the bond markets, the yield curve flattening "conundrum" continued. As short-term yields increased in concert with Fed interest rate hikes, yields on longer-term bonds declined (as their prices, which move opposite yields, increased). Over the past year, the two-year Treasury yield rose 96 basis points (.96%) while the 10-year Treasury yield declined 68 basis points. At period-end, the spread between two-year and 10-year Treasury yields was just 28 basis points.

Amid these conditions, the major market benchmarks posted six-month and 12-month returns as follows:


Total Returns as of June 30, 2005                                     6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                            -0.81%        + 6.32%
Small-cap U.S. equities (Russell 2000 Index)                           -1.25%        + 9.45%
International equities (MSCI Europe Australasia Far East Index)        -1.17%        +13.65%
Fixed income (Lehman Brothers Aggregate Bond Index)                    +2.51%        + 6.80%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         +2.89%        + 8.24%
High yield bonds (Credit Suisse First Boston High Yield Index)         +0.77%        +10.10%


Entering the second half of 2005, we expect more of the same type of "muddle through" environment that has befallen financial markets in the first half of the year. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2005



A Discussion With Your Fund's Portfolio Managers


The Fund was able to provide shareholders with an attractive level of income while striving to protect investor principal in a volatile investing environment.


How did the Fund perform during the period in light of the existing market and economic conditions?

Consistent with its stated investment objective, the Fund has been able to provide investors with current income while also seeking capital appreciation. The Fund's shareholders realize a predictable level of cash flow, which is paid as $.30 per share, per quarter.

Over the past six months, the U.S. financial markets generally paused amid fears of a slowing economy and a series of Federal Reserve Board (the Fed) interest rate increases. The Fed, in an ongoing effort to maintain a healthy pace of economic activity while also controlling inflationary pressures, continued its "measured" program of monetary tightening with four 25 basis point interest rate hikes during the six-month period. This brought the federal funds rate to 3.25% as of June 30, 2005, up from a historic low of 1% a year earlier. A weak dollar in 2004, rising energy prices, and widening budget and trade deficits all played a role in the perceived economic slowdown. Gross domestic product, a measure of economic expansion, grew at an annualized rate of 4.4% for all of 2004 and 3.8% in the first quarter of 2005.

Despite the aforementioned headwinds, the economy has shown incredible resilience against a backdrop of $60 per barrel oil prices and rising short-term interest rates. We believe healthy corporate balance sheets flush with cash, low absolute levels of interest rates and subdued inflation are positive indicators for the equity markets. The major theme in the fixed income markets has been the continued flattening of the Treasury yield curve. As short-term interest rates increased along with the Fed interest rate hikes, long-term bond yields actually declined. The result has been a pronounced flattening of the curve, with long-term bonds outperforming shorter-term issues.

For the six-month period ended June 30, 2005, the Common Stock of Capital and Income Strategies Fund, Inc. had net annualized yields of 6.03% and 6.89%, based on a period-end per share net asset value of $20.06 and a per share market price of $17.57, respectively, and $.600 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was -.07%, based on a change in per share net asset value from $20.76 to $20.06, and assuming reinvestment of all distributions.

For the same period, the Fund's composite benchmark returned +1.04%,* while its comparable Lipper category of Income and Preferred Stock Funds had an average return of +3.06%. (Funds in this Lipper category normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments, or funds in the category may invest primarily in preferred securities, often considering tax-code implications.)

 * The Fund's composite benchmark is a blend of the Merrill Lynch Preferred Stock, DRD Eligible Index; the JP Morgan Emerging Markets Bond Global Index; three-month LIBOR; and the S&P 500 Barra Value Index.

The Fund's Common Stock and emerging market components slightly underperformed their respective benchmarks during the period, although the emerging market component contributed positive absolute returns and income. The portfolio's preferred allocation outperformed its benchmark for the six-month period.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

The Fund was created with the following strategic allocation: 55% common stock, 30% preferred stock (eligible for the dividends-received deduction - DRD), 10% short-term investment grade bonds, and 5% emerging market bonds. The Fund has the flexibility to vary the asset allocation from time to time based on market and economic conditions or relative valuation and yield considerations. Reflecting our fundamental view that the economy will continue to grow at least at its current trend rate and that long-term interest rates will ultimately rise somewhat, we reduced the Fund's allocation to preferred securities from 30% of net assets to 25%, in favor of value-oriented equities. The Fund remains neutral to its intermediate-term/long-term emerging market bond allocation and has increased its allocation to short-term emerging market debt.



CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2005



In the domestic equity markets, we believe corporate earnings growth rates have peaked for the year. Within the equity portion of the portfolio, the Fund is overweight relative to the composite benchmark in the consumer staples, information technology, energy, industrials and utilities sectors and is underweight in financials, consumer discretionary, telecommunications and health care.

Within the preferred portion of the portfolio, we shifted from an underweight position in utilities and banks to a neutral allocation relative to the benchmark. The preferred portfolio also is underweight the agency and brokerage sectors and overweight energy and industrials. Throughout the period, we expected Treasury rates to rise. As a result, the preferred portion of the portfolio maintained a short duration relative to its benchmark. (Duration is a measure of interest rate sensitivity. The shorter an investment's duration, the less sensitive it is to changes in interest rates.) We believe the relatively short duration will help to limit the portfolio's volatility and protect its net asset value from the negative price impact associated with higher interest rates. At period-end, the effective duration of the portfolio was 5.57 years, with an average credit quality of Baa1.

At June 30, 2005, the Fund was approximately 30% leveraged. For a complete discussion of the benefits and risks of leveraging, see page 2 of this report to shareholders.


How would you characterize the Fund's position at the close of the period?

While U.S. economic and corporate earnings growth may have reached their peaks in the current cycle, this may not signal the end of the stock market uptrend. Hence, the Fund had a 57% allocation to common stock at period-end, with a bias toward dividend-paying stocks.

Generally speaking, we anticipate modestly higher Treasury yields for the remainder of 2005 and foresee a continued favorable domestic and international credit environment. At period-end, the Fund maintained a 25% allocation to preferred securities. Within the preferred portion of the portfolio, we ended the period with a short duration position relative to the benchmark given our expectation for rising rates. In addition, the preferred allocation is more diversified in sectors relative to the benchmark.

In emerging market bonds, we expect favorable credit trends, tighter spreads and declining cross-country correlations to remain in place. However, emerging market bonds continue to be vulnerable to episodes of global risk aversion, as we witnessed in mid-March when the markets struggled with fears of inflation and accelerated Fed monetary tightening. The current strengthening of the individual sovereign credit implies that market downturns will be shallower, providing buying opportunities for investors with medium-term views. Emerging market bond issuance has continued at a healthy pace, and it is reported that foreign governments are close to completing their financing programs for 2005, putting the market in an excellent technical position for the second half of the year. Based on this scenario, the Fund remains neutral in its intermediate-term - long-term emerging market bond allocation and has increased its allocation to short-term emerging market debt.

We will continue to monitor market and economic conditions in an effort to make the most effective use of any strategic allocations.

Brian Fullerton
Vice President and Co-Portfolio Manager

Kevin Rendino
Vice President and Co-Portfolio Manager, Equity Investments

Robert J. Martorelli
Vice President and Co-Portfolio Manager, Equity Investments

John Burger
Vice President and Co-Portfolio Manager,
Fixed Income Investments

Romualdo Roldan
Vice President and Co-Portfolio Manager,
Fixed Income Investments

Patrick Maldari
Vice President and Co-Portfolio Manager,
Fixed Income Investments

July 25, 2005



CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2005


Schedule of Investments                                                                                         (in U.S. dollars)

Preferred Securities
                                   Face
Industry++                       Amount    Capital Trusts                                                               Value
Commercial Banks--2.1%      $ 1,000,000    Dresdner Funding Trust I, 8.151% due 6/30/2031 (a)                       $   1,275,174
                              2,000,000    Lloyds TSB Bank Plc, 6.90% (d)                                               2,089,800
                              2,000,000    Westpac Capital Trust III, 5.819% (a)(c)(d)                                  2,121,740
                                                                                                                    -------------
                                                                                                                        5,486,714

Diversified Financial         3,000,000    Mizuho JGB Investment LLC, 9.87% (a)(c)(d)                                   3,398,637
Services--3.2%                3,000,000    SB Treasury Co. LLC, 9.40% (a)(c)(d)                                         3,362,664
                              1,500,000    Svensk Exportkredit AB, 6.375% (a)(d)                                        1,557,195
                                                                                                                    -------------
                                                                                                                        8,318,496

                                           Total Capital Trusts (Cost--$13,383,186)--5.3%                              13,805,210


                                 Shares
                                   Held    Preferred Stocks
Capital Markets--1.6%            80,000    Goldman Sachs Group, Inc. Series A, 3.91%                                    1,993,600
                                 40,000    Lehman Brothers Holdings, Inc., 6.50%                                        1,038,000
                                 40,000    Lehman Brothers Holdings, Inc. Series G, 3%                                    967,500
                                                                                                                    -------------
                                                                                                                        3,999,100

Commercial Banks--3.1%           60,000    Banco Santander Central Hispano SA, 6.41%                                    1,519,620
                                  9,662    First Republic Bank, 6.25%                                                     250,910
                                  1,674    First Tennessee Bank NA, 3.90% (a)                                           1,645,751
                                 80,000    HSBC USA, Inc., 3.50%                                                        1,995,000
                                 20,000    Royal Bank of Scotland Group Plc Series L, 5.75%                               486,400
                                  2,000    SG Preferred Capital II, 6.302%                                              2,168,000
                                                                                                                    -------------
                                                                                                                        8,065,681

Consumer Finance--1.6%          162,001    MBNA Corp. Series B, 5.50%                                                   4,074,325

Electric Utilities--3.4%         11,109    Connecticut Light & Power, 5.28%                                               584,959
                                 11,394    Delmarva Power & Light, 4.20%                                                1,036,498
                                 11,250    Delmarva Power & Light, 4.28%                                                1,042,734
                                 40,000    Duquesne Light Co., 6.50%                                                    2,084,000
                                 40,000    Interstate Power & Light Co. Series B, 8.375%                                1,336,000
                                 10,000    Peco Energy Co. Series D, 4.68%                                                850,500
                                 20,000    Southern California Edison Co., 5.349%                                       2,003,126
                                                                                                                    -------------
                                                                                                                        8,937,817

Food Products--2.8%               4,000    General Mills, Inc., 4.50%                                                   3,884,000
                                     30    HJ Heinz Finance Co., 6.226% (a)                                             3,183,750
                                                                                                                    -------------
                                                                                                                        7,067,750

Gas Utilities--0.4%              35,000    Southern Union Co., 7.55%                                                      931,000

Insurance--6.0%                  80,000    ACE Ltd. Series C, 7.80%                                                     2,144,000
                                120,000    Aegon NV, 6.375%                                                             3,037,500
                                 30,000    Genworth Financial, Inc. Series A, 5.25%                                     1,579,689
                                 72,000    Metlife, Inc. Series B, 6.50%                                                1,809,000
                                 80,000    Prudential Plc, 6.75%                                                        2,100,000
                                 60,000    RenaissanceRe Holdings Ltd. Series C, 6.08%                                  1,443,000
                                  3,200    Zurich RegCaPS Funding Trust, 6.58% (a)                                      3,401,000
                                                                                                                    -------------
                                                                                                                       15,514,189

Multi-Utilities--1.3%            80,000    Pacific Gas & Electric Co. Series A, 6%                                      2,148,000
                                 12,400    Public Service Electric & Gas Series E, 5.28%                                1,174,900
                                                                                                                    -------------
                                                                                                                        3,322,900

Oil, Gas & Consumable            19,500    Apache Corp. Series B, 5.68% (f)                                             2,021,298
Fuels--0.8%


CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2005


Schedule of Investments (continued)                                                                             (in U.S. dollars)

Preferred Securities (concluded)

                                 Shares
Industry++                         Held    Preferred Stocks                                                             Value
Real Estate--0.5%                52,000    Alexandria Real Estate Equities, Inc. Series C, 8.375%                   $   1,372,280

Thrifts & Mortgage               45,000    Fannie Mae, 7%                                                               2,496,096
Finance--4.9%                    25,000    Fannie Mae Series I, 5.375%                                                  1,156,000
                                 59,350    Fannie Mae Series L, 5.125%                                                  2,611,400
                                150,000    Freddie Mac, 3.93%                                                           6,337,500
                                                                                                                    -------------
                                                                                                                       12,600,996

                                           Total Preferred Stocks (Cost--$65,977,073)--26.4%                           67,907,336


                                   Face
                                 Amount    Trust Preferreds
Commercial                  $ 2,000,000    ABN AMRO North America Capital Funding Trust I, 6.968%
Banks--0.9%                                due 9/15/2010 (a)(c)                                                         2,182,066

Gas Utilities--0.8%           2,000,000    Southwest Gas Capital II, 7.70% due 9/15/2043                                2,107,581

                                           Total Trust Preferreds (Cost--$4,156,472)--1.7%                              4,289,647

                                           Total Preferred Securities (Cost--$83,516,731)--33.4%                       86,002,193


                                           Fixed Income Securities
Automotive--0.5%              1,200,000    Hyundai Motor Manufacturing Alabama LLC, 5.30% due 12/19/2008                1,213,440

Beverages--0.1%                 250,000    Coca-Cola Femsa SA de CV, 8.95% due 11/01/2006                                 264,687

Commercial Banks--3.9%                     Banco Nacional de Desenvolvimento Economico e Social:
                              1,000,000        11.25% due 9/20/2005                                                     1,012,500
                                750,000        5.83% due 6/16/2008 (c)                                                    759,375
                                450,000    Bancomext Trust Division, 11.25% due 5/30/2006                                 480,600
                                700,000    Bangko Sentral ng Pilipinas, 9% due 11/14/2005                                 754,250
                              1,350,000    Bangkok Bank Public Co. Ltd. (Hong Kong), 8.75% due 3/15/2007                1,436,070
                                700,000    The Export-Import Bank of Korea, 4.25% due 11/27/2007                          698,075
                                550,000    ICICI Bank Ltd., 4.75% due 10/22/2008                                          545,071
                                572,000    Industrial Bank of Korea, 3.50% due 9/26/2005                                  571,821
                                           Korea Development Bank:
                                575,000        5.25% due 11/16/2006                                                       583,370
                                465,000        7.25% due 5/15/2006                                                        477,904
                              1,080,000    MDM Bank,10.75% due 12/16/2005                                               1,107,000
                              1,070,000    Sberbank, 4.92% due 10/24/2006 (c)                                           1,081,663
                                465,000    Siam Commercial Bank Public Co. of Singapore, 7.50% due 3/15/2006              474,294
                                                                                                                    -------------
                                                                                                                        9,981,993

Diversified Financial           900,000    AC International Finance Ltd., 8.125% due 2/21/2008                            945,864
Services--1.8%                  750,000    Aries Vermoegensverwaltungs GmbH, 9.60% due 10/25/2014 (a)                     972,188
                                560,000    Morgan Stanley (Gazprom), 9.625% due 3/01/2013                                 685,440
                              1,920,000    Salomon Brothers AG (Gazprom OAO), 9.125% due 4/25/2007                      2,061,888
                                                                                                                    -------------
                                                                                                                        4,665,380

Diversified Telecommunication   175,000    Excelcomindo Finance Company BV, 8% due 1/27/2009                              182,000
Services--1.1%                1,410,000    Philippine Long Distance Telephone, 9.25% due 6/30/2006                      1,466,400
                                500,000    Telefonica de Argentina SA, 9.875% due 7/01/2006                               523,750
                                300,000    Telefonos de Mexico SA de CV, 8.25% due 1/26/2006                              307,274
                                430,000    Telekom Malaysia Berhad, 7.125% due 8/01/2005                                  432,833
                                                                                                                    -------------
                                                                                                                        2,912,257


CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2005


Schedule of Investments (continued)                                                                             (in U.S. dollars)
                                   Face
Industry++                       Amount    Fixed Income Securities                                                      Value
Foreign Government          $   580,000    Argentina Government International Bond, 3.01% due 8/03/2012             $     524,610
Obligations--16.9%                         Brazilian Government International Bond:
                                140,000        10.25% due 1/11/2006                                                       144,340
                              1,670,000        10% due 1/16/2007                                                        1,786,900
                              3,015,000        11.50% due 3/12/2008                                                     3,462,728
                                725,000        14.50% due 10/15/2009                                                      942,500
                                290,000        10% due 8/07/2011                                                          331,615
                                597,067        3.125% due 4/15/2012                                                       574,318
                                585,000        10.125% due 5/15/2027                                                      677,723
                                200,000        8.25% due 1/20/2034                                                        195,600
                                475,000        11% due 8/17/2040                                                          571,425
                                260,000    Bulgaria Government International Bond, 8.25% due 1/15/2015                    327,366
                                           Chile Government International Bond:
                              1,000,000        5.625% due 7/23/2007                                                     1,028,400
                                230,000        6.875% due 4/28/2009                                                       250,700
                                           Colombia Government International Bond:
                                740,000        10.50% due 6/13/2006                                                       778,850
                              1,420,000        8.625% due 4/01/2008                                                     1,565,550
                                290,000        9.75% due 4/23/2009                                                        333,790
                                280,000        10% due 1/23/2012                                                          326,200
                                965,000    Indonesia Government International Bond, 7.75% due 8/01/2006                   996,362
                                180,000    Malaysia Government Bond, 8.75% due 6/01/2009                                  208,682
                                           Mexico Government International Bond:
                              1,170,000        9.875% due 1/15/2007                                                     1,275,885
                                 70,000        8.625% due 3/12/2008                                                        77,525
                                870,000        3.84% due 1/13/2009 (c)                                                    882,180
                                435,000        9.875% due 2/01/2010                                                       526,133
                                500,000        8.375% due 1/14/2011                                                       582,000
                                360,000        6.375% due 1/16/2013                                                       386,460
                                200,000        5.875% due 1/15/2014                                                       208,700
                                390,000        8.30% due 8/15/2031                                                        485,550
                                100,000        7.50% due 4/08/2033                                                        114,750
                                500,000        Series A, 6.625% due 3/03/2015                                             550,250
                                           Panama Government International Bond:
                                975,000        8.25% due 4/22/2008                                                      1,062,750
                                435,000        8.875% due 9/30/2027                                                       518,737
                                           Peru Government International Bond:
                              1,090,000        9.125% due 1/15/2008                                                     1,204,450
                                240,000        9.125% due 2/21/2012                                                       280,800
                                138,600        5% due 3/07/2017                                                           130,977
                                           Philippine Government International Bond:
                              1,000,000        4.129%* due 10/03/2005                                                     986,500
                                250,000        5.625% due 11/19/2006                                                      253,678
                                720,000        8.875% due 4/15/2008                                                       781,200
                                435,000        9.875% due 3/16/2010                                                       482,850
                                175,000        9.875% due 1/15/2019                                                       189,219
                                 65,000        10.625% due 3/16/2025                                                       72,719
                                750,000        9.50% due 2/02/2030                                                        765,375
                                           Russia Government International Bond:
                                500,000        8.75% due 7/24/2005                                                        501,100
                                500,000        10% due 6/26/2007                                                          550,400
                              2,095,000        10% due 6/26/2007 (Regulation S)                                         2,306,176
                                775,000        11% due 7/24/2018 (Regulation S) (g)                                     1,156,068
                                580,000        5% due 3/31/2030                                                           647,512
                                793,000    Santa Fe de Bogota DC, 9.50% due 12/12/2006                                    836,615
                                225,000    South Africa Government International Bond, 7.375% due 4/25/2012               258,750


CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2005


Schedule of Investments (continued)                                                                             (in U.S. dollars)
                                   Face
Industry++                       Amount    Fixed Income Securities                                                      Value
Foreign Government Obligations             Turkey Government International Bond:
(concluded)                  $  650,000        11.375% due 11/27/2006                                               $     710,125
                              1,080,000        10% due 9/19/2007                                                        1,183,788
                              1,000,000        10% due 9/19/2007 (a)                                                    1,098,750
                                580,000        11.50% due 1/23/2012                                                       740,950
                                250,000        11% due 1/14/2013                                                          315,625
                                500,000        7.375% due 2/05/2025                                                       495,300
                                500,000        8% due 2/14/2034                                                           518,750
                                           Ukraine Government International Bond:
                              1,381,395        11% due 3/15/2007                                                        1,457,510
                                200,000        6.875% due 3/04/2011                                                       210,780
                                250,000        7.65% due 6/11/2013 (a)                                                    275,625
                                310,000        7.65% due 6/11/2013 (Regulation S) (a)                                     341,775
                                264,000    Uruguay Government International Bond, 7.875% due 1/15/2033 (h)                240,240
                                           Venezuela Government International Bond:
                              1,230,000        9.125% due 6/18/2007                                                     1,297,650
                                476,167        3.625% due 12/18/2007                                                      474,977
                                725,000        10.75% due 9/19/2013                                                       848,613
                                175,000        8.50% due 10/08/2014 (g)                                                   181,738
                                                                                                                    -------------
                                                                                                                       43,495,164

Media--0.1%                     250,000    Grupo Televisa SA, 8.625% due 8/08/2005                                        250,937

Metals & Mining--0.1%           320,000    Companhia Siderurgica Pa, 7.25% due 11/07/2006                                 331,200

Oil, Gas & Consumable           610,000    Petrobras Energia SA, 9% due 1/30/2007                                         640,500
Fuels--0.7%                     325,000    Petroliam Nasional Berhad, 7.75% due 8/15/2015                                 399,971
                                750,000    YPF SA Series A, 7.75% due 8/27/2007                                           789,750
                                                                                                                    -------------
                                                                                                                        1,830,221

Paper & Forest Products--0.1%   250,000    SINO-FOREST Corp., 9.125% due 8/17/2011 (a)                                    273,125

Real Estate--0.1%               250,000    SM Investments Corp., 8% due 10/16/2007                                        258,723

Road & Rail--0.1%               294,000    MTR Corp., 7.25% due 10/01/2005                                                296,480

Wireless Telecommunication--    750,000    Cellco Finance NV,12.75% due 8/01/2005                                         753,750
0.9%                          1,425,000    Total Access Communication Public Co. Ltd., 8.375% due 11/04/2006            1,495,929
                                                                                                                    -------------
                                                                                                                        2,249,679

                                          Total Fixed Income Securities
                                          (Cost--$66,164,914)--26.4%                                                  68,023,286


                                 Shares
                                   Held    Common Stocks
Aerospace & Defense--3.8%        93,300    Honeywell International, Inc.                                                3,417,579
                                 33,400    Lockheed Martin Corp.                                                        2,166,658
                                105,400    Raytheon Co.                                                                 4,123,248
                                                                                                                    -------------
                                                                                                                        9,707,485

Beverages--1.0%                 115,000    Coca-Cola Enterprises, Inc.                                                  2,531,150

Capital Markets--3.8%           138,700    The Bank of New York Co., Inc.                                               3,991,786
                                 73,100    Mellon Financial Corp.                                                       2,097,239
                                 69,600    Morgan Stanley                                                               3,651,912
                                                                                                                    -------------
                                                                                                                        9,740,937


CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2005


Schedule of Investments (continued)                                                                             (in U.S. dollars)
                                 Shares
Industry++                         Held    Common Stocks                                                                Value
Chemicals--1.5%                  87,100    E.I. du Pont de Nemours & Co.                                            $   3,746,171

Commercial Banks--4.9%           86,300    Bank of America Corp.                                                        3,936,143
                                 46,000    Wachovia Corp.                                                               2,281,600
                                104,400    Wells Fargo & Co.                                                            6,428,952
                                                                                                                    -------------
                                                                                                                       12,646,695

Communications                  136,200    3Com Corp. (b)                                                                 495,768
Equipment--1.5%                 179,800    Motorola, Inc.                                                               3,283,148
                                                                                                                    -------------
                                                                                                                        3,778,916

Computers &                     158,500    Hewlett-Packard Co.                                                          3,726,335
Peripherals--3.8%                55,500    International Business Machines Corp.                                        4,118,100
                                485,600    Sun Microsystems, Inc. (b)                                                   1,811,288
                                                                                                                    -------------
                                                                                                                        9,655,723

Diversified Financial            80,290    Citigroup, Inc.                                                              3,711,807
Services--4.1%                  194,772    JPMorgan Chase & Co.                                                         6,879,347
                                                                                                                    -------------
                                                                                                                       10,591,154

Diversified Telecommunication   112,500    BCE, Inc.                                                                    2,664,000
Services--5.0%                   79,700    BellSouth Corp.                                                              2,117,629
                                173,600    SBC Communications, Inc.                                                     4,123,000
                                116,400    Verizon Communications, Inc.                                                 4,021,620
                                                                                                                    -------------
                                                                                                                       12,926,249

Electric Utilities--3.6%         52,600    Consolidated Edison, Inc.                                                    2,463,784
                                 67,800    FPL Group, Inc.                                                              2,851,668
                                112,700    The Southern Co.                                                             3,907,309
                                                                                                                    -------------
                                                                                                                        9,222,761

Electronic Equipment             86,300    Agilent Technologies, Inc. (b)                                               1,986,626
& Instruments--0.8%

Energy Equipment & Services--    42,500    BJ Services Co.                                                              2,230,400
4.9%                             50,300    Diamond Offshore Drilling                                                    2,687,529
                                132,700    GlobalSantaFe Corp.                                                          5,414,160
                                 48,000    Halliburton Co.                                                              2,295,360
                                                                                                                    -------------
                                                                                                                       12,627,449

Food Products--3.8%              53,000    General Mills, Inc.                                                          2,479,870
                                 77,600    Kraft Foods, Inc.                                                            2,468,456
                                 96,000    Sara Lee Corp.                                                               1,901,760
                                 44,900    Unilever NV (f)                                                              2,910,867
                                                                                                                    -------------
                                                                                                                        9,760,953

Health Care Equipment &          68,500    Baxter International, Inc.                                                   2,541,350
Supplies--1.0%

Hotels, Restaurants &            91,400    McDonald's Corp.                                                             2,536,350
Leisure--1.0%

Household Durables--1.0%        102,200    Koninklijke Philips Electronics NV                                           2,574,418

Household Products--1.7%         68,100    Kimberly-Clark Corp.                                                         4,262,379

IT Services--0.3%               137,400    Unisys Corp. (b)                                                               869,742

Industrial Conglomerates--      105,500    General Electric Co.                                                         3,655,575
3.0%                            136,200    Tyco International Ltd.                                                      3,977,040
                                                                                                                    -------------
                                                                                                                        7,632,615


CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2005


Schedule of Investments (continued)                                                                             (in U.S. dollars)
                                 Shares
Industry++                         Held    Common Stocks                                                                Value
Insurance--5.1%                  27,100    The Allstate Corp.                                                       $   1,619,225
                                 61,400    American International Group, Inc.                                           3,567,340
                                 82,500    Genworth Financial, Inc. Class A                                             2,493,975
                                 24,400    Hartford Financial Services Group, Inc.                                      1,824,632
                                 93,100    The St. Paul Travelers Cos., Inc.                                            3,680,243
                                                                                                                    -------------
                                                                                                                       13,185,415

Machinery--1.1%                  43,900    Deere & Co.                                                                  2,875,011

Media--6.3%                      65,000    Comcast Corp. Special Class A (b)                                            1,946,750
                                208,300    Interpublic Group of Cos., Inc. (b)                                          2,537,094
                                285,900    Liberty Media Corp. Class A (b)                                              2,913,321
                                295,400    Time Warner, Inc. (b)                                                        4,936,134
                                 37,300    Viacom, Inc. Class B                                                         1,194,346
                                111,400    Walt Disney Co.                                                              2,805,052
                                                                                                                    -------------
                                                                                                                       16,332,697

Metals & Mining--0.9%            92,600    Alcoa, Inc.                                                                  2,419,638

Multi-Utilities--1.5%            18,600    Dominion Resources, Inc.                                                     1,365,054
                                 91,700    Energy East Corp.                                                            2,657,466
                                                                                                                    -------------
                                                                                                                        4,022,520

Oil, Gas & Consumable            24,700    Anadarko Petroleum Corp.                                                     2,029,105
Fuels--5.3%                     148,900    Exxon Mobil Corp.                                                            8,557,283
                                 48,500    Royal Dutch Petroleum Co. (f)                                                3,147,650
                                                                                                                    -------------
                                                                                                                       13,734,038

Paper & Forest Products--1.3%   114,300    International Paper Co.                                                      3,453,003

Pharmaceuticals--4.6%            38,200    Abbott Laboratories                                                          1,872,182
                                 51,000    AstraZeneca Group Plc (f)                                                    2,104,260
                                 66,000    GlaxoSmithKline Plc (f)                                                      3,201,660
                                 74,900    Pfizer, Inc.                                                                 2,065,742
                                134,700    Schering-Plough Corp.                                                        2,567,382
                                                                                                                    -------------
                                                                                                                       11,811,226

Semiconductors & Semiconductor  110,200    Applied Materials, Inc.                                                      1,783,036
Equipment--2.1%                  79,000    Fairchild Semiconductor International, Inc. (b)                              1,165,250
                                270,800    LSI Logic Corp. (b)                                                          2,299,092
                                                                                                                    -------------
                                                                                                                        5,247,378

Specialty Retail--0.8%          105,100    The Gap, Inc.                                                                2,075,725

Thrifts & Mortgage               36,800    Fannie Mae                                                                   2,149,120
Finance--0.8%

                                           Total Common Stocks (Cost--$200,249,328)--80.3%                            206,644,894


                             Beneficial
                               Interest    Short-Term Securities
                             $6,448,701    Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (e)                  6,448,701

                                           Total Short-Term Securities (Cost--$6,448,701)--2.5%                         6,448,701

                                           Total Investments (Cost--$356,379,674)--142.6%                             367,119,074


CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2005


Schedule of Investments (concluded)                                                                             (in U.S. dollars)
                              Number of
                              Contracts    Options Written                                                              Value
Call Options Written--0.0%                 Morgan Stanley:
                                     49        expiring July 2005 at USD 55, Broker Deutsche Bank Inc., NY          $     (1,470)
                                     16        expiring July 2005 at USD 55, Broker Morgan Stanley & Co.
                                               Incorporated                                                                 (480)
                                    184        expiring July 2005 at USD 55, Broker UBS Securities LLC                    (5,520)

                                           Total Options Written (Premiums Received--$25,835)--0.0%                       (7,470)

Total Investments, Net of Options Written (Cost--$356,353,839**)--142.6%                                              367,111,604
Liabilities in Excess of Other Assets--(42.6%)                                                                      (109,755,476)
                                                                                                                    -------------
Net Assets--100.0%                                                                                                  $ 257,356,128
                                                                                                                    =============

 ++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine such industry sub-classifications for reporting ease.

  * Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase of the Fund.

 ** The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                         $   356,399,678
                                                           ===============
    Gross unrealized appreciation                          $    19,695,651
    Gross unrealized depreciation                              (8,983,725)
                                                           ---------------
    Net unrealized appreciation                            $    10,711,926
                                                           ===============

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b) Non-income producing security.

(c) Floating rate note.

(d) The security is a perpetual bond and has no definite maturity date.

(e) Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                      Net       Interest
    Affiliate                                      Activity      Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                        $4,888,978     $65,354

(f) Depositary Receipts.

(g) Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.

(h) Represents a pay-in-kind security that may pay interest/dividends in additional face/shares.

    See Notes to Financial Statements.


CAPITAL AND INCOME STRATEGIES FUND, INC.                           JUNE 30, 2005


Statement of Assets, Liabilities and Capital

As of June 30, 2005
Assets

           Investments in unaffiliated securities, at value (identified cost--$349,930,973)                       $   360,670,373
           Investments in affiliated securities, at value (identified cost--$6,448,701)                                 6,448,701
           Receivables:
               Interest (including $541 from affiliates)                                       $     1,533,010
               Dividends                                                                               502,103          2,035,113
                                                                                               ---------------
           Prepaid expenses                                                                                                 5,370
                                                                                                                  ---------------
           Total assets                                                                                               369,159,557
                                                                                                                  ---------------

Liabilities

           Loans                                                                                                      109,000,000
           Options written, at value (premiums received--$25,835)                                                           7,470
           Payables:
               Securities purchased                                                                  1,243,823
               Dividends to shareholders                                                             1,148,133
               Investment adviser                                                                      214,882
               Interest on loans                                                                        62,253
               Custodian bank                                                                           57,548
               Other affiliates                                                                          2,653
               Distributor                                                                                  52          2,729,344
                                                                                               ---------------
           Accrued expenses and other liabilities                                                                          66,615
                                                                                                                  ---------------
           Total liabilities                                                                                          111,803,429
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $   257,356,128
                                                                                                                  ===============

Capital

           Common Stock, $.10 par value; 200,000,000 shares authorized                                            $     1,283,024
           Paid-in capital in excess of par                                                                           243,115,117
           Accumulated distributions in excess of investment income--net                       $   (4,472,692)
           Undistributed realized capital gains--net                                                 6,672,914
           Unrealized appreciation--net                                                             10,757,765
                                                                                               ---------------
           Total accumulated earnings--net                                                                             12,957,987
                                                                                                                  ---------------
           Total capital--Equivalent to $20.06 per share based on 12,830,236 shares of
           capital stock outstanding (market price--$17.57)                                                       $   257,356,128
                                                                                                                  ===============

           See Notes to Financial Statements.


CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2005


Statement of Operations

For the Six Months Ended June 30, 2005
Investment Income

           Dividends (net of $51,711 foreign withholding tax)                                                     $     4,173,589
           Interest (including $65,354 from affiliates)                                                                 2,600,444
                                                                                                                  ---------------
           Total income                                                                                                 6,774,033
                                                                                                                  ---------------

Expenses

           Loan interest expense                                                               $     1,628,547
           Investment advisory fees                                                                  1,541,775
           Asset securitization fees                                                                    93,008
           Professional fees                                                                            60,704
           Accounting services                                                                          52,005
           Custodian fees                                                                               41,997
           Printing and shareholder reports                                                             31,071
           Transfer agent fees                                                                          21,015
           Directors' fees and expenses                                                                 11,935
           Listing fees                                                                                 10,301
           Pricing services                                                                              5,247
           Other                                                                                         6,677
                                                                                               ---------------
           Total expenses                                                                                               3,504,282
                                                                                                                  ---------------
           Investment income--net                                                                                       3,269,751
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain on:
               Investments--net                                                                      8,474,699
               Options written--net                                                                     42,404          8,517,103
                                                                                               ---------------
           Change in unrealized appreciation on:
               Investments--net                                                                   (13,095,914)
               Options written--net                                                                     18,365       (13,077,549)
                                                                                               ---------------    ---------------
           Total realized and unrealized loss--net                                                                    (4,560,446)
                                                                                                                  ---------------
           Net Decrease in Net Assets Resulting from Operations                                                   $   (1,290,695)
                                                                                                                  ===============

           See Notes to Financial Statements.


CAPITAL AND INCOME STRATEGIES FUND, INC.                           JUNE 30, 2005


Statements of Changes in Net Assets
                                                                                                For the Six       For the Period
                                                                                                Months Ended     April 30, 2004++
                                                                                                  June 30,       to December 31,
Increase (Decrease) in Net Assets:                                                                  2005               2004
Operations

           Investment income--net                                                              $     3,269,751    $     5,973,557
           Realized gain (loss)--net                                                                 8,517,103          (356,050)
           Change in unrealized appreciation--net                                                 (13,077,549)         23,835,314
                                                                                               ---------------    ---------------
           Net increase (decrease) in net assets resulting from operations                         (1,290,695)         29,452,821
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

           Investment income--net                                                                  (7,698,142)        (6,210,003)
           Realized gain--net                                                                               --        (1,295,994)
           Tax return of capital                                                                            --          (192,145)
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends and distributions
           to shareholders                                                                         (7,698,142)        (7,698,142)
                                                                                               ---------------    ---------------

Capital Stock Transactions

           Proceeds from issuance of Common Stock                                                           --        244,957,500
           Offering costs resulting from the issuance of Common Stock                                       --          (467,222)
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from capital stock transactions                             --        244,490,278
                                                                                               ---------------    ---------------

Net Assets

           Total increase (decrease) in net assets                                                 (8,988,837)        266,244,957
           Beginning of period                                                                     266,344,965            100,008
                                                                                               ---------------    ---------------
           End of period*                                                                      $   257,356,128    $   266,344,965
                                                                                               ===============    ===============
               * Accumulated distributions in excess of investment income--net                 $   (4,472,692)    $      (44,301)
                                                                                               ===============    ===============

              ++ Commencement of operations.

                 See Notes to Financial Statements.


CAPITAL AND INCOME STRATEGIES FUND, INC.                           JUNE 30, 2005


Statement of Cash Flows

For the Six Months Ended June 30, 2005
Cash Provided by Operating Activities

           Net decrease in net assets resulting from operations                                                   $   (1,290,695)
           Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
               Increase in receivables                                                                                  (162,479)
               Decrease in other liabilities                                                                            (286,393)
               Realized and unrealized loss--net                                                                        4,667,512
               Amortization of premium                                                                                    778,922
           Proceeds from sales of long-term investments                                                               139,162,212
           Purchases of long-term investments                                                                       (130,174,290)
           Purchases of short-term investments--net                                                                   (4,888,978)
                                                                                                                  ---------------
           Net cash provided by operating activities                                                                    7,805,811
                                                                                                                  ---------------

Cash Used for Financing Activities

           Dividends paid to shareholders                                                                             (7,843,828)
                                                                                                                  ---------------
           Net cash used for financing activities                                                                     (7,843,828)
                                                                                                                  ---------------

Cash

           Net decrease in cash                                                                                          (38,017)
           Cash at beginning of period                                                                                     38,017
                                                                                                                  ---------------
           Cash at end of period                                                                                  $            --
                                                                                                                  ===============

Cash Flow Information

           Cash paid for interest                                                                                 $     1,642,130
                                                                                                                  ===============

           See Notes to Financial Statements.


CAPITAL AND INCOME STRATEGIES FUND, INC.                           JUNE 30, 2005


Financial Highlights
                                                                                                For the Six       For the Period
                                                                                                Months Ended     April 30, 2004++
The following per share data and ratios have been derived                                         June 30,       to December 31,
from information provided in the financial statements.                                              2005               2004
Per Share Operating Performance

           Net asset value, beginning of period                                                $         20.76    $         19.10
                                                                                               ---------------    ---------------
           Investment income--net                                                                       .25+++                .46
           Realized and unrealized gain (loss)--net                                                      (.35)               1.84
                                                                                               ---------------    ---------------
           Total from investment operations                                                              (.10)               2.30
                                                                                               ---------------    ---------------
           Less dividends and distributions:
               Investment income--net                                                                    (.60)              (.48)
               Realized gain--net                                                                           --              (.11)
               Tax return of capital                                                                        --              (.01)
                                                                                               ---------------    ---------------
           Total dividends and distributions                                                             (.60)              (.60)
                                                                                               ---------------    ---------------
           Offering costs resulting from the issuance of Common Stock                                       --              (.04)
                                                                                               ---------------    ---------------
           Net asset value, end of period                                                      $         20.06    $         20.76
                                                                                               ===============    ===============
           Market price per share, end of period                                               $         17.57    $         18.32
                                                                                               ===============    ===============

Total Investment Return**

           Based on net asset value per share                                                      (.07%)+++++        12.30%+++++
                                                                                               ===============    ===============
           Based on market price per share                                                         (.81%)+++++       (5.36%)+++++
                                                                                               ===============    ===============

Ratios to Average Net Assets

           Expenses, net of waiver and excluding interest expense                                       1.47%*             1.20%*
                                                                                               ===============    ===============
           Expenses, net of waiver                                                                      2.75%*             1.96%*
                                                                                               ===============    ===============
           Expenses                                                                                     2.75%*             2.19%*
                                                                                               ===============    ===============
           Investment income--net                                                                       2.57%*             3.52%*
                                                                                               ===============    ===============

Leverage

           Amount of borrowings outstanding, end of period (in thousands)                      $       109,000    $       109,000
                                                                                               ===============    ===============
           Average amount of borrowings outstanding during the period (in thousands)           $       109,000    $        98,750
                                                                                               ===============    ===============
           Average amount of borrowings outstanding per share during the period+++             $          8.50    $          7.70
                                                                                               ===============    ===============

Supplemental Data

           Net assets, end of period (in thousands)                                            $       257,356    $       266,345
                                                                                               ===============    ===============
           Portfolio turnover                                                                           36.12%             19.88%
                                                                                               ===============    ===============

            * Annualized.

           ** Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
              Total investment returns exclude the effects of sales charges.

           ++ Commencement of operations.

          +++ Based on average shares outstanding.

        +++++ Aggregate total investment return.

              See Notes to Financial Statements.



CAPITAL AND INCOME STRATEGIES FUND, INC.                           JUNE 30, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Capital and Income Strategies Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol CII. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC markets or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may utilize a matrix system for valuations.

Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



CAPITAL AND INCOME STRATEGIES FUND, INC.                           JUNE 30, 2005



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend dates.



CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2005



Notes to Financial Statements (continued)


(g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return the borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from a failed trade that settled the next day.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .85% of the Fund's average daily net assets, including the proceeds of any outstanding borrowings used for leverage.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

For the six months ended June 30, 2005, the Fund reimbursed FAM $2,675 for certain accounting services.

In addition, MLPF&S received $32,119 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2005.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended June 30, 2005 were $131,418,113 and $138,399,529, respectively.

Transactions in options written for the six months ended June 30, 2005 were as follows:


                                               Number of          Premiums
Call Options Written                           Contracts          Received

Outstanding call options written,
   beginning of period                                --                --
Options written                                      549    $       68,239
Options expired                                    (300)          (42,404)
                                          --------------    --------------
Outstanding call options written,
   end of period                                     249    $       25,835
                                          ==============    ==============


4. Capital Share Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended June 30, 2005 remained constant and for the period April 30, 2004 to December 31, 2004 increased 12,825,000 from shares sold.



CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2005



Notes to Financial Statements (concluded)


5. Short-Term Borrowings:
On May 24, 2005, the Fund renewed its revolving credit and security agreement funded by a commercial paper asset securitization program with Citicorp North America, Inc. ("Citicorp") as Agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders (the "Lenders"). The agreement was renewed for one year and has a maximum limit of $135,000,000. Under the Citicorp program, the conduits will fund advances to the Fund through the issuance of highly rated commercial paper. As security for its obligations to the Lenders under the revolving securitization facility, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper plus a program fee. The Fund pays additional borrowing costs including a backstop commitment fee.

The weighted average annual interest rate was 3.01% and the average borrowing was $109,000,000 for the six months ended June 30, 2005.



CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2005



Managed Distribution Policy


The Fund has adopted a policy of paying regular distributions on its Common Stock (the "Managed Distribution Policy"). The Fund's Board of Directors has initially determined to pay quarterly distributions at an annualized rate of 6% of the initial public offering price per share ($.30 per share, per quarter). The Fund's Board of Directors has determined to pay additional distributions on an annual basis equal to any income earned by the Fund in excess of the quarterly distributions as may be necessary to distribute substantially all of the Fund's net investment company taxable income for that year.

The Fund generally is not permitted to distribute net realized long-term capital gains more than once per year without exemptive relief from the Securities and Exchange Commission. As a result, the Fund has applied for an exemption that will permit the Fund to make periodic distributions of realized long-term capital gains to its stockholders. Until such time, if any, as the exemptive relief is granted, the Fund intends to make distributions from its net investment income on a quarterly basis and from its net realized long-term capital gains, if any, on an annual basis. If such exemptive relief is granted, the Fund intends to make distributions from its net investment income and its realized long-term capital gains, if any, on a quarterly basis.

If the total distributions paid by the Fund to its stockholders for any calendar year exceed the Fund's net investment company taxable income and net realized capital gain for that year, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder's tax basis in his or her stock. Any distributions that constitute tax-free return of capital will reduce a stockholder's tax basis in his or her stock. In effect, a return of capital is the return of a stockholder's investment in the Fund and will result in a corresponding decline in the Fund's net asset value. Return of capital distributions also may have the effect of increasing the Fund's operating expense ratio. Any amounts distributed to a stockholder in excess of such stockholder's tax basis in his or her stock will generally be taxable to the stockholder as capital gain.

The Fund currently expects that the amount of distributions made under the Managed Distribution Policy generally will be independent of, and not contingent upon, the Fund's performance in any of the first three quarters of the Fund's fiscal year. Distribution rates under the Managed Distribution Policy may be increased in the Fund's fourth fiscal quarter in light of the Fund's performance for the fiscal year and to enable the Fund to comply with the distribution requirements applicable to regulated investment companies. It also is currently expected that the Fund's investment portfolio initially will not produce sufficient dividend and interest income to fully fund distributions under the Managed Distribution Policy. Consequently, if the Fund does not realize sufficient short-term capital gains and long-term capital gains to make up any shortfall, distributions to the Fund's common stockholders will include returns of capital. Prior to receipt of the above-referenced exemptive order, long-term capital gains will be available to make up any shortfall in funding distributions only on an annual basis, thereby increasing the likelihood that distributions will include returns of capital to stockholders. The Fund is not required to maintain the Managed Distribution Policy and such policy (including the amount of the quarterly distribution) may be modified or terminated at any time without notice. Any such modification or termination of the Managed Distribution Policy may have an adverse effect on the market price of the Fund's common stock.



CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2005



Automatic Dividend Reinvestment Plan


The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the American Stock Exchange or elsewhere. If, on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If, on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.



CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2005



The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.



CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2005



Disclosure of Investment Advisory Agreement


Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Chair of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.


Investment Advisory Agreement--Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be generally of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement. These materials include
(a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales data for the Fund; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser of the Investment Advisory Agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as offshore funds under similar investment mandates and generally to institutional clients. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.


Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement in May 2005, the independent directors' and Board's review included the following:



CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2005



Services Provided by the Investment Adviser--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, having concluded that the other services provided to the Fund by the Investment Adviser were satisfactory. The Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years or, for a fund in operation for less than three years, the life of the fund. The Fund's performance after fees and expenses ranked in the third quintile for the period from inception (April 30, 2004) through March 31, 2005. Considering these factors, the Board concluded that the Fund's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Fund's portfolio management team and noted that Brian Fullerton is responsible for the overall asset allocation of the Fund's portfolio and he has more than 20 years experience in the financial industry. They noted that Kevin Rendino and Robert J. Martorelli are co-portfolio managers responsible for the common stock portion of the Fund's portfolio. Mr. Rendino has more than 15 years and Mr. Martorelli has more than 20 years experience in portfolio management. They then noted that John Burger, Romualdo Roldan and Patrick Maldari are the co-portfolio managers responsible for the fixed income portion of the Fund's portfolio. Mr. Burger, who focuses on preferred securities, has more than 15 years experience in portfolio management. Mr. Roldan, who focuses on emerging market debt securities, has more than seven years experience in portfolio management. Mr. Maldari, who focuses on other fixed income debt securities, has more than 21 years experience in portfolio management. The Board noted that the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses--The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients, such as offshore funds, with similar investment mandates and noted that the fees charged by the Investment Adviser in those cases typically exceeded those being charged to the Fund. The Board also noted that, as a general matter, fees charged to institutional clients were lower than the fees charged to the Fund, but believed that less extensive services were being provided to such clients. While the Fund's contractual management fee rate was equal to the median of contractual management fees charged by comparable funds, the Fund's actual management fee rate is slightly higher than the median. The Board has concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability--The Board considers the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of services provided.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. While there was no evidence to date that the Fund's assets have reached a level where such economies are effectively available, the Board will continue to seek information relating to economies of scale.


Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2005



Officers and Directors


Robert C. Doll, Jr., President and Director
David O. Beim, Director
James T. Flynn, Director
W. Carl Kester, Director
Karen P. Robards, Director
Donald C. Burke, Vice President and Treasurer
John Burger, Vice President and Co-Portfolio Manager
Brian Fullerton, Vice President and Co-Portfolio Manager
Patrick Maldari, Vice President and Co-Portfolio Manager
Robert J. Martorelli, Vice President and Co-Portfolio
   Manager
Kevin Rendino, Vice President and Co-Portfolio Manager
Romualdo Roldan, Vice President and Co-Portfolio Manager
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Common Stock:
The Bank of New York
100 Barclay Street - 11 East
New York, NY 10286


NYSE Symbol
CII


CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2005


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2005


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Capital and Income Strategies Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Capital and Income Strategies Fund, Inc.


Date: August 19, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Capital and Income Strategies Fund, Inc.


Date: August 19, 2005


By:     /s/ Donald C. Burke
       -------------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Capital and Income Strategies Fund, Inc.


Date: August 19, 2005